FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
SUPPLEMENT DATED JULY 1, 2004
To
PROSPECTUS DATED MAY 1, 2004

This supplements the information contained in the prospectus (“Prospectus”) for Flexible Premium Variable Life Insurance Policies, dated May 1, 2004. You should keep this July 1, 2004 Supplement to the Prospectus for future reference.

The Janus Aspen Series portfolio operating expenses as shown in the table on page 14 of the Prospectus are revised as follows:

	Management Fees	Other Expenses	12b-1 Fees	Gross Total Annual Expenses	Fee Waivers and Expense Reimbursements	Net Total Annual Expenses

The Janus Aspen
Series

Janus Aspen	.64%	.02%	0.66%		0.66%
Growth -
Institutional
Shares(l)

Janus Aspen
Balanced -
Service	.55%	.02%	.25%	.82%	0.82%
Shares(l)(m)

Janus Aspen
Capital
Appreciation -	.64%	.03%	.25%	.92%	0.92%
Service
Shares(l)(m)

(l)     Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003. Expenses are stated both with and without contractual waivers by Janus Capital. All expenses are shown without the effect of any expense offset arrangements.

(m)     Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

Further explanation for these changes is contained in the Janus supplement included herewith